Exhibit 10.1

Exhibit 10.1 - Executive Officer Compensation

     The Temecula Valley Bank ("Bank") Board of Directors, upon the recommendation of the Executive Officer Compensation Committee, approved the following:

     1. Annual Base Salary Changes Effective January 1, 2008

     Jim Andrews, EVP/Real Estate Manager                $220,000 to $231,000
     Frank Basirico Jr., SEVP/Chief Credit Officer       $262,500 to $275,625
     Martin E. Plourd, EVP/Chief Operating Officer       $180,000 to $189,000

     2. Mr. Basirico's bonus was changed from 60 basis points to 75 basis points of pre-tax profits.